John Hancock Funds

Supplement dated April 25, 2008 to the Statement of Additional Information

Under the “INVESTMENT RESTRICTIONS” section, the following paragraph has been deleted

The Funds will invest only in countries on the Adviser’s Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.